GOODWILL	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

11. GOODWILL

The change in the carrying amount of goodwill by reporting unit is as follows:

	Acquisition of
	Guohebing	Kunlunjiexin	Zhuge Inc.	Total
	RMB(000)	RMB(000)	RMB(000)	RMB(000)
Balance as of December 31, 2020	-	-	-	-
Additions	147,001	19,222	104,674	270,897
Impairment	(82,467)	(19,222)	(47,403)	(149,092)
Balance as of December 31, 2021	64,534	-	57,271	121,805

In the annual goodwill impairment assessment, the Company concluded that the carrying amounts of these reporting units exceeded their respective fair values and recorded impairment losses of nil, nil and RMB149.1 million during the years ended December 31, 2019, 2020 and 2021, respectively. The fair value of these reporting units are determined using the market value approach.